UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2024

AVENIR WELLNESS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55908	90-1504639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5805 Sepulveda Blvd., Suite 801
Sherman Oaks, California	91411
(Address of principal executive offices)	(Zip Code)

 (424) 273-8675

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend “Item 4.02(a) Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review,” included in the initial report on Form 8-K filed by Avenir Wellness Solutions, Inc., a Delaware corporation (the “Company”) on May 2, 2024 (the “Initial Filing”).  The Company will not require a letter of agreement from its independent accountant regarding the Company’s statements made in response to this Item 4.02.

The information previously reported in the Initial Filing is incorporated by reference into this Amendment No. 1.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 2, 2024, the Audit Committee of the Board of Directors of Avenir Wellness Solutions, Inc. (the “Company”), based on the recommendation of management and after consultation with the Company’s independent registered public accounting firm, determined that the Company will restate certain of its previously issued financial statements. The Company believes, based on information available to date, that it will restate its financial statements for the year ended December 31, 2021 and the quarterly periods within that year commencing with the second quarter of 2021 and also the second quarter of 2022. Accordingly, investors should not rely on the Company’s financial statements for the year ended December 31, 2021 and the quarterly periods within that year commencing with the second quarter of 2021 and the second quarter of 2022.

During the preparation of its Form 10-K filing for the year ended December 31, 2022, the Company identified errors made by prior management of the Company related to the calculation of its earnings per share (EPS) that affected the financial statements included in the previously filed Forms 10-Q and Form 10-K for the periods noted above. The errors were attributed to a spreadsheet formula error which caused the incorrect calculation of the weighted average shares outstanding used to compute EPS thereby incorrectly increasing the reported loss per share for those periods. Upon discovery of the error, the Company’s current management promptly initiated a comprehensive review of its EPS calculations and corrected its previously reported EPS figures accordingly for the year ended December 31, 2021 including the related disclosure of the occurrence and impact of the error. Based on its analysis considering ASC 250 “Accounting Changes and Error Corrections” and Staff Accounting Bulletin 99 “Materiality,” the Company initially determined that these errors were immaterial to the previously issued consolidated financial statements and that the correction and disclosure of the error in its Form 10-K for the year ended December 31, 2022 which included the 2021 financial statements was adequate. The Company has since determined that the errors in its previously reported EPS are material and is thus restating the impacted financial statements included in the filings noted above.

[Paragraph deleted]

The Company will amend the applicable filings to present restated financial statements reflecting the corrections in accordance with ASC 250.

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Safe Harbor Statement

This Report contains forward-looking statements, including the Company’s statements regarding the anticipated periods and consequences of the restatement of the Company’s financial statements described above. All forward-looking statements contained in this Report involve risks and uncertainties. Our actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the possibility that the restatement could have unanticipated consequences. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying any of our forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.

All forward-looking statements included in this Report are expressly qualified in their entirety by these cautionary statements. We wish to caution readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that we may consider immaterial or do not anticipate at this time. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations may prove correct. Our expectations reflected in our forward-looking statements can be affected by inaccurate assumptions we might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning us and our business, including factors that potentially could materially affect our financial results or condition or relationships with customers and potential customers, may emerge from time to time. We assume no, and we specifically disclaim any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. We advise you, however, to consult any further disclosures we make on related subjects in our periodic reports that we file with or furnish to the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENIR WELLNESS SOLUTIONS, INC.

Date: May 7, 2024	By:	/s/ Joel Bennett
	Name:	Joel Bennett
	Title:	Chief Financial Officer

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